UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 16, 2017

NATIONAL GENERAL HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36311	27-1046208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
59 Maiden Lane, 38th Floor
New York, New York 10038
(Address of principal executive offices) (zip code)
(212) 380-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 16, 2017, the Audit Committee of the Board of Directors of National General Holdings Corp. (the “Company”), after discussion with BDO USA, LLP, the Company’s independent registered public accounting firm, determined that Management’s Report on Internal Control over Financial Reporting and the related Report of Independent Registered Accounting Firm on internal control over financial reporting included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 should no longer be relied upon.

During management’s evaluation of the effectiveness of internal control over financial reporting for 2016, management determined that there was a material weakness in its internal control over financial reporting as of December 31, 2015 (the “2015 Material Weakness”) relating to the precision and sufficiency of formal documentation, including determining the completeness and accuracy of reports used in the operation of management’s review procedures, in particular as it relates to the following areas: (i) investment accounting - the documentation of investment reconciliations and the documentation of the procedures for review of securities for other than temporary impairment and valuation of investments; (ii) accounting for acquisitions - in particular the documentation related to the opening balance sheet and the documentation related to the development of assumptions used in the valuation of intangibles; (iii) accounting for income taxes - the documentation of the procedures for review of the income tax provision; and (iv) completeness and accuracy of reports used in accounting for premiums, investments and loss reserves and claims.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis. Since December 31, 2015, the 2015 Material Weakness has been remediated, with the assistance of qualified consultants, by the development and implementation of additional documentation processes with enhanced precision and formalized review procedures. Management has concluded that the 2015 Material Weakness did not have any impact on the Company’s consolidated financial position and management has concluded that the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 present fairly, in all material respects, the financial position of the Company as of December 31, 2015.

As a result of the 2015 Material Weakness, the Company is filing an Amendment to its Form 10-K for the year ended December 31, 2015 on Form 10-K/A solely to revise Management’s Report on Internal Control over Financial Reporting and its evaluation of disclosure controls and procedures (included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015) to reflect the conclusions by the Company’s management that internal control over financial reporting and disclosure control and procedures were not effective as of December 31, 2015 and to revise BDO USA, LLP’s related attestation report.

Item 8.01	Other Events.
On March 16, 2017, the Company issued a press release with respect to the timing of the filing of its Annual Report on Form 10-K for the period ended December 31, 2016 and with respect to the 2015 Material Weakness. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release attached hereto as Exhibit 99.1 is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Press Release dated March 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL GENERAL HOLDINGS CORP.

Date: March 16, 2017	By:	/s/ Jeffrey Weissmann
Jeffrey Weissmann
General Counsel and Secretary